CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Condensed Consolidated Statements Of Operations
Total Revenues	$ 552,579	$ 817,724
Cost of Goods Sold	451,713	690,953
Total	100,866	126,771
Selling, general and administrative expenses	1,072,866	2,364,465
Impairment of goodwill	4,799,965
Loss from Operations	(5,771,965)	(2,237,694)
Loss on sale of property and equipment	(1,322)
Interest Expense	(62,203)	(32,801)
Total Other Income (Expense)	(63,525)	(32,801)
Loss before Provision for Income taxes	(5,835,490)	(2,270,495)
Provision for Income Taxes	879	2,117
Net Loss applicable to common shareholders	$ (5,836,369)	$ (2,272,612)
Net Loss per Common Share Basic and Diluted	$ (0.08)	$ (0.12)
Weighted Average Number of Common Shares Outstanding - Basic And Diluted	76,890,335	18,711,209